                                                                   EXHIBIT 10.47

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Settlement Agreement and Mutual Release (hereinafter "Agreement") is made and entered into as of the 31st day of March 1998 by and between Strategic Growth International, Inc., a Delaware corporation with its principal place of business in Great Neck, New York ("SGI"), and ChatCom, Inc., a California corporation with its principal place of business in Chatsworth, California ("ChatCom").

                                    RECITALS
                                    --------

     This Agreement is made with reference to the following facts:

     a. Effective August 1, 1995, SGI and ChatCom entered into an 18-month written Independent Contractor's Agreement (hereinafter referred to as "the Consultant Agreement"), pursuant to which SGI was to perform certain
professional services to ChatCom.   As of the effective date of the Consultant's
Agreement, ChatCom was known as Astro Sciences Corporation. A true and correct copy of the Consultant Agreement is attached hereto as Exhibit "A".

     b. The 18-month term of the Consultant Agreement expired on January 31, 1997.

     c. On or about January 15, 1998, SGI filed an action in United States District Court, Central District of California, captioned Strategic Growth
                                                          ----------------
International v. ChatCom, Civil Action No. 98-0376 WDK (CTx) (hereinafter
------------------------
referred to as the "Action"). In the Action, SGI alleged that ChatCom had breached the terms of the Consultant Agreement by failing to pay to SGI certain professional fees for services rendered by SGI. SGI further alleged that, on or about the date in which the Consultant Agreement expired, the parties entered into a separate oral agreement (hereinafter referred to as the "Services Agreement"), pursuant to which SGI continued to provide
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certain professional services to ChatCom on a month-to-month basis commencing on
February 1, 1997. In addition to the claim for breach of the Consultant Agreement, SGI asserted claims against ChatCom for breach of the Services Agreement, and sought common counts, declaratory relief, and specific performance related to the claims arising out of the Consultant Agreement and the Services Agreement.

                              STATEMENT OF INTENT
                              -------------------

     Except as otherwise provided in paragraph 3(c), in order to avoid further litigation, attorneys' fees and aggravation, and to secure peace without admission of any liability, fact, claim or defense by any party hereto, it is the intent of the Parties that this Agreement finally and for all time settle, terminate and extinguish any and all claims, counterclaims, demands and causes of action, whether known or unknown, contingent or certain, past, present or future, among or between SGI and ChatCom, related to any agreement, transaction, occurrence, contact, slight, insult, controversy and/or dispute of any nature, regardless of the circumstances, as if such agreement, transaction, occurrence, contact, slight, insult, controversy and/or dispute had never occurred.

     Further, it is the express purpose and intent of the Parties that this Agreement supersede, extinguish and terminate the Parties' rights and obligations, if any, under common law, statute and/or contract, written or oral, express or implied, including, but not limited to, the contracts specifically listed herein.

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     Now therefore, in consideration of the foregoing and the promises and covenants herein, the Parties agree as follows:


                                   AGREEMENT
                                   ---------
i.   Scope of Release.
     -----------------

     Except as otherwise provided in paragraph 3(c) herein, this Agreement constitutes a full and final settlement and release as between SGI and ChatCom of all actual claimed and/or potential, past, present and/or future claims between SGI and ChatCom. This Agreement is made without the admission of any liability, fact, claim or defense by any party hereto, and specifically without admission of any of the material allegations of the Action, which are expressly denied by ChatCom. The scope of this release shall include, but not be limited to:

     (1) all agreements, transactions, occurrences, contacts, slights, insults, controversies, disputes and allegations with respect to which each has, either directly or indirectly, been a party prior to the date hereof, including, but not limited to, the Action, the Consultant Agreement, the Services Agreement, or any other oral or written, express or implied, agreement between SGI and ChatCom;

     (2) all matters or claims with respect to which SGI, or any of the officers, directors or shareholders of SGI has asserted, could have asserted, or may assert in the future (except as provided in paragraph 3(c) below) against ChatCom, including, but not limited to, claims for indemnification and/or contribution for legal fees and expenses based upon such matters or claims asserted or threatened at any time, past, present or future, whether such indemnification claims arise from statute, common law, or agreement, or any other oral or written, express or implied, agreement between SGI and ChatCom;

                                       3
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     (3) all matters or claims with respect to which ChatCom hereto has asserted, could have asserted, or may assert in the future (except as provided in paragraph 3(c) below) against SGI, including, but not limited to, claims for indemnification and/or contribution for legal fees and expenses based upon such matters or claims asserted or threatened at any time, past, present or future, whether such indemnification claims arise from statute, common law, or agreement, or any other oral or written, express or implied, agreement between SGI and ChatCom; and

     (4) any and all allegations that could have been made by SGI or ChatCom in the Action.

ii.   Terms of Settlement.
      --------------------

      In consideration of the general, irrevocable and unconditional release provided by SGI pursuant to paragraph 3(a) hereof, ChatCom agrees to provide the following consideration to SGI:

      (1) Cash Payment to SGI.  ChatCom shall make cash payments totaling
         --------------------
$100,000 to SGI, payment of which shall be in accordance with the following schedule:

          (i) An initial payment of $25,000 was made by ChatCom to SGI by wire transfer on February 9, 1998, receipt of which is hereby acknowledged by SGI;

          (ii) The remaining $75,000 shall be paid in five (5) equal installments of $15,000, payable on or before each of the following dates: April 9, 1998; May 9, 1998; June 9, 1998; July 9, 1998; and August 9, 1998. Each such installment payment shall be made by wire transfer to the following SGI bank account: c/o Citibank, N.A., Br. No. 199, 111 Great Neck Road, Great Neck, NY 11021, Account No. 45026693, Routing/ABA No. 021000089.

          (iii) In the event that ChatCom fails to perform its obligations as set forth in Paragraph 2(a)(ii), SGI and ChatCom have entered into a Stipulation for Entry of Judgment ("Stipulated Judgment") in the form annexed hereto as Exhibit "B." SGI warrants and agrees,

                                       4
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however, not to file this Stipulated Judgment with a court of law or to otherwise seek relief under the terms of this Stipulated Judgment, unless and until each of the following events have occurred: (1) ChatCom has failed to make payment(s) in accordance with the terms of Paragraph 2(a)(ii), above; (2) SGI and/or its representative, has provided ChatCom with written notice of ChatCom's breach of the terms of Paragraph 2(a)(ii), which notice shall advise ChatCom that it may cure such breach within ten (10) business days from the date such written notice is received by Chatcom; and (3) ChatCom has failed to cure such breach within ten (10) business days from the date that such notice is received by ChatCom.

     (b) Legal Fees Incurred By SGI.  In reimbursement of the legal fees
         --------------------------
incurred by SGI in connection with its prosecution of the Action, ChatCom shall make additional cash payments to SGI totaling $10,000. This total amount will be paid in five (5) equal installments of $2,000, payable on or before each of the following dates: April 9, 1998; May 9, 1998; June 9, 1998; July 9, 1998; and August 9, 1998. Each such payment shall be made by wire transfer in the same manner as set forth in paragraph 2(a)(ii), above.

     (c) Delivery of Shares and Options to Purchase Shares of ChatCom Common
         -------------------------------------------------------------------
Stock. Within five business days after execution of this Agreement, ChatCom
------
shall issue and deliver to SGI the following:

          (i) 800,000 shares of ChatCom common stock ("Common Shares");

          (ii) Three year options (the "Options") to purchase up to 200,000 shares of ChatCom common stock (the "Option Shares"), which Option Shares shall be Nonqualified Options and shall be priced at $0.50 per share.

                                       5
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     (d) Registration of Common Shares and Option Shares Under the Securities
         --------------------------------------------------------------------
Act of 1933. In connection with the issuance and delivery of the Common Shares
-----------
and the Option Shares as described in paragraph 2(c), above, ChatCom shall provide certain registration rights to SGI in accordance with the terms set forth in the Registration Rights Agreement, executed by the Parties concurrently herewith, and appended hereto as Exhibit "C." The Registration Rights Agreement and each of the terms and conditions set forth therein, is hereby incorporated into this Agreement by this reference.

     (e) Dismissal of Actions.  Within two (2) business days after execution of
         ---------------------
this Agreement, SGI shall file a Notice of Dismissal with prejudice of the Action, in the form annexed hereto as Exhibit "D."

iii.   Mutual Releases.
       ----------------

       (1) Release of ChatCom.  Except as provided in paragraph 3(c), SGI, for
           -------------------
itself and for its respective predecessors, successors, owners, affiliates, officers, directors, shareholders, representatives, trustees, agents, attorneys and assigns, hereby irrevocably and unconditionally agree that they immediately and fully release, acquit and forever discharge ChatCom and its respective predecessors, successors, owners, affiliates, officers, directors, shareholders, representatives, trustees, agents, attorneys and assigns from any and all known and unknown, suspected or unsuspected, existing or potential claims, counterclaims, contentions, demands, rights, liabilities, obligations, debts, liens, promises, agreements, notes, expenses, torts, damages, injuries, and causes of action at law or in equity, of any nature, character or description whatsoever, related directly or indirectly to the matters that are within the scope of this release as defined in paragraph 1, above.

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     (2) Release of SGI.  Except as provided in paragraph 3(c), ChatCom, and its
         ---------------
respective predecessors, successors, owners, affiliates, officers, directors, shareholders, representatives, trustees, agents, attorneys and assigns, hereby irrevocably and unconditionally agree that they immediately and fully release, acquit and forever discharge SGI and its respective predecessors, successors, owners, affiliates, officers, directors, shareholders, representatives, trustees, agents, attorneys and assigns from any and all known and unknown, suspected or unsuspected, existing or potential claims, counterclaims, contentions, demands, rights, liabilities, obligations, debts, liens, promises, agreements, notes, expenses, torts, damages, injuries, and causes of action at law or in equity, of any nature, character or description whatsoever, related directly or indirectly to the matters that are within the scope of this release as defined in paragraph 1, above.

     (3) No Release for Breach of Agreement.  It is expressly understood and
         -----------------------------------
agreed by the Parties that none of the releases set forth herein are intended to or do release any claims arising out of a breach of this Agreement.

     (4) Unknown Claims.  SGI and ChatCom hereby waive the provisions and
         ---------------
protection of Section 1542 of the California Civil Code which provides:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
         CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

SGI and ChatCom acknowledge the significance of their respective specific waiver of Civil Code Section 1542 and expressly acknowledge their awareness that the actual facts and circumstances surrounding this Agreement and the representations and basis upon which the foregoing releases are

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given hereafter may be discovered to be different from the facts and circumstances now known or believed by them to be true. SGI and ChatCom expressly assume the risk that such facts and circumstances will be discovered to be different from their current knowledge or belief, and further agree that in such event this Agreement nevertheless shall be in all respects effective and not subject to termination, rescission or modification for any reason.

iv.   Knowing and Voluntary Release.
      ------------------------------
      (1) The Parties hereto acknowledge that: (i) that they have been furnished with copies of, and have read this Agreement, (ii) that they have been represented by counsel in connection with this Agreement and have had the opportunity to discuss its contents with counsel; and (iii) that they fully understand the terms and effects of this Agreement and their rights and obligations hereunder, (iv) that this Agreement has been freely and voluntarily entered into by each of them without duress or undue influence, and they hereby agree to be fully bound by the terms hereof.

      (2) SGI further specifically acknowledges that: (i) it is aware that ChatCom has received inquiries from the Nasdaq Stock Market concerning the continued listing of ChatCom on the Nasdaq Stock Market; (ii) SGI has requested that ChatCom furnish information regarding the substance of the Nasdaq Stock Market inquiries as well as ChatCom's current financial status, and ChatCom has heretofore furnished any and all information that has been requested by SGI;
(iii) ChatCom has further provided to SGI a copy of the Form 10-QSB filed by ChatCom with the Securities and Exchange Commission ("SEC") for the fiscal quarter ending December 31, 1997, as well as any other reports, documents or other information requested by SGI for the purpose of evaluating an investment in ChatCom; (iv) SGI is aware that ChatCom is attempting to procure certain financing and to convert certain outstanding debt into equity investments in ChatCom, although no assurance

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can be given that the foregoing transactions will be consummated; and (v)SGI understands that it will be necessary for Chatcom to obtain additional financing from one or more sources in the immediate future in order for it to continue its operations and meet its obligations.

     (3) The Common Shares and the Options and the shares of Common Stock issuable upon exercise of the Options will be acquired by SGI hereunder for SGI's own account and not with the view to, or for resale in connection with, any distribution other than resales made in compliance with the Securities Act of 1933, as amended (the "Securities Act"), or the rules promulgated thereunder. SGI understands that neither the Common Shares, the Options nor the Common Stock issuable thereunder have been registered under the Securities Act by reason of available exemptions from the registration and prospectus delivery requirements of the Securities Act, that the securities must be held indefinitely unless such securities are registered under the Securities Act or unless any transfer is exempt from registration, and that the reliance of ChatCom upon these exemptions is predicated in part upon these representations and warranties by SGI.

     (4) SGI acknowledges and agrees that the Common Shares, the Options and the certificates representing the Common Stock to be issued thereunder shall bear the following (or substantially equivalent) legend on the face or reverse side thereof:

         THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

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     Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such (or substantially equivalent) legend unless, in the opinion of counsel for ChatCom, the securities represented thereby need no longer be subject to restrictions pursuant to the Securities Act or applicable state securities laws. ChatCom shall not be required to transfer on its books any certificate for securities in violation of the provisions of such legend.

v.   No Admission.
     ------------

     This Agreement settles disputed claims and does not constitute an admission of any liability, fact, claim or defense by any party.

vi.   Authority to Execute.
      ---------------------

      The individuals whose signatures appear herein below represent and warrant that they have the authority to execute this Agreement on behalf of those entities on whose behalf they purport to execute this document, and shall be personally liable for any loss or damage suffered by any other party resulting from any breach of such warranty and representation, including attorneys' fees.

vii.   Authority to Settle.
       --------------------

       Each party hereto represents and warrants that he, she or it has the right and authority to execute this Agreement and that he, she or it has not sold, assigned, conveyed or otherwise transferred any interest in any claim or demand which said party had, now has, or may claim to have, against any other party released hereunder and each party hereby agrees that he, she or it shall not ever sell, assign, convey or otherwise transfer any such claim or demand.

viii.   Warranty of Representations.
        ----------------------------

        The Parties hereto and the individuals executing this document warrant that all factual statements and representations contained in this Agreement are true and correct and that no material

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information has been omitted or concealed from them that would render such statements or representations false or materially misleading.

ix.   Defense.
      --------

      The Parties may use this Agreement as a full and complete defense to, and as the basis for an injunction against, any action, suit, claim or other proceeding directly or indirectly relating to any matter released hereby which may be prosecuted, initiated or attempted in violation of the terms of this Agreement.

x.  Entire Agreement.
    -----------------

    This Agreement and the stipulations and other agreements annexed hereto comprise the sole and entire agreement and understanding of the Parties with respect to the entire subject matter hereof and any and all prior discussions, negotiations, commitments and understandings related hereto are hereby merged herein. No representations, oral or otherwise, express or implied, other than those contained herein have been made by any party hereto.

xi.  Waiver, Modification and Amendment.
     -----------------------------------

     No provision hereof may be waived unless in writing signed by all Parties hereto. Waiver of any one provision herein shall not be deemed to be a waiver of any other provision herein. This Agreement may be modified or amended only by a written agreement executed by all of the Parties hereto. Any such written waiver, modification or amendment must state the Parties' intent to so waive, modify or amend this Agreement.

xii.  Attorneys' Fees.
      ---------------

      Should any party hereto institute any action or proceeding to enforce any provision hereof, or for damages by reason of any breach of any provision of this Agreement, or for a declaration of

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such party's rights or obligations hereunder, or for any other judicial remedy, the prevailing party shall recover from the losing party reasonable attorneys' fees, costs and expenses.

xiii.  Successors and Assigns.
       -----------------------

       This Agreement shall inure to the benefit of, and shall be binding upon, the successors, heirs, executors, administrators, personal representatives and assigns of the Parties hereto, and each of them.

xiv.  Construction, Jurisdiction and Venue.
      -------------------------------------

      This Agreement shall be construed in accordance with the laws of the State of California. Any arbitration proceeding commenced hereunder shall be in Los Angeles County. In the event of vagueness or ambiguity, this Agreement shall not be construed against the party preparing it, but shall be construed as if all Parties prepared it jointly.

xv.  Severability.
     -------------

     If any provision of this Agreement shall be adjudged void or unenforceable, the same shall not affect the validity of the Agreement as a whole.

xvi.  Titles and Captions.
      --------------------

      Paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision herein.

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xvii.  Further Documents.
       ------------------

       The Parties shall execute all additional documents reasonably necessary to effectuate the terms of this Agreement.

xviii.  Counterparts.
        -------------

        This Agreement may be executed in counterparts and shall be deemed fully executed when each party has signed and transmitted a counterpart to the other. All counterparts taken together shall constitute a single agreement. Signature by fax shall have the same force and effect as if in original ink.

     READ AND ACKNOWLEDGED:

                         STRATEGIC GROWTH INTERNATIONAL, INC.


                         By:  /s/ Richard E. Cooper
                            ----------------------------------------------
                              Richard E. Cooper, President

                         CHATCOM, INC.


                         By:  /s/ E. Carey Walters
                            ----------------------------------------------
                              E. Carey Walters, Chief Executive Officer

     APPROVED AS TO FORM AND SUBSTANCE:

MILLER & HOLGUIN

By: /s/ Bryan M. Bourbin
   -------------------------------
    Bryan M. Bourbin
Attorneys for Strategic Growth International, Inc.

TROY & GOULD

By: /s/ Sanford J. Hillsberg
   -------------------------------
    Sanford J. Hillsberg
Attorneys for ChatCom, Inc.

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